VOTING AGREEMENT

     VOTING AGREEMENT, dated as of June 20, 2004 (this "AGREEMENT"), among Simon Property Group, Inc., a Delaware corporation ("PARENT"), Simon Property Group, L.P., a Delaware limited partnership ("PARENT L.P." and, together with Parent, the "PARENT ENTITIES"), and the undersigned holder (the "HOLDER") of shares of common stock, par value $.01 per share ("COMPANY COMMON STOCK"), of Chelsea Property Group, Inc., a Maryland corporation (the "COMPANY"), and/or common units ("COMPANY COMMON UNITS") of CPG Partners, L.P., a Delaware limited partnership ("COMPANY L.P.").

     WHEREAS, as of the date hereof, Holder beneficially owns the number of shares of Company Common Stock and the number of Company Common Units set forth on the Holder signature page hereto (all other shares of Company Common Stock so owned and all shares of Company Common Stock that may hereafter be acquired by Holder prior to the Expiration Date (as defined in Section 3.4 hereof), whether upon exercise of options, purchase, dividend, distribution or otherwise, being referred to herein as such Holder's "COMPANY SHARES" and all other Company Common Units so owned and all other Company Common Units that may hereafter be acquired by Holder prior to the Expiration Date, whether upon exercise of options, purchase, dividend, distribution or otherwise, being referred to herein as such Holder's "COMPANY UNITS");

     WHEREAS, Parent, Parent L.P., Simon Acquisition I, LLC, a Maryland limited liability company ("MERGER SUB"), Simon Acquisition II, LLC, a Delaware limited liability company ("L.P. MERGER SUB"), the Company and Company L.P. have entered into an Agreement and Plan of Merger, dated as of June 18, 2004 (the "MERGER AGREEMENT"), which provides, upon the terms and subject to the conditions set forth therein, for the merger of Merger Sub with and into the Company (the "REIT MERGER") and the merger of L.P. Merger Sub with and into Company L.P. (the "OP MERGER"); and

     WHEREAS, as a condition to the willingness of Parent, Parent L.P., Merger Sub and L.P. Merger Sub to enter into the Merger Agreement, the Parent Entities have required that Holder agree, and in order to induce the Parent Entities to enter into the Merger Agreement, Holder has agreed, to enter into this Agreement.

     Capitalized terms used but not otherwise defined in this Agreement have the meanings assigned to such terms in the Merger Agreement.

     NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I.

             VOTING OF COMPANY COMMON STOCK AND COMPANY COMMON UNITS

     SECTION 1.1. VOTING AGREEMENTS. (a) Until the Expiration Date, at every meeting of the stockholders of the Company called, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company, Holder (in its capacity as such) shall vote or cause its Company Shares to be voted (i) in favor of approval of the Merger Agreement and the REIT Merger, (ii) in favor of each of the other transactions contemplated by the Merger Agreement and (iii) in favor of any incidental matter reasonably determined by the Parent Entities to be necessary in order to facilitate consummation of the REIT Merger. At any meeting of the stockholders of the Company, or at any adjournment thereof, or in any other circumstances upon which their vote, consent or other approval is sought, such Holder shall vote (or cause to be voted) the Company Shares against (i) any Takeover Proposal or any action which is a component of any Takeover Proposal, (ii) any merger agreement or merger (other than the Merger Agreement, the REIT Merger and the OP Merger), reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, (iii) any amendment of the Company Organizational Documents, which amendment would result in a breach of a representation, warranty or covenant of the Company under the Merger Agreement or would in any manner prevent or materially impede, interfere with or delay the REIT Merger, the OP Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or (iv) any other matter that is inconsistent with the prompt consummation of the REIT Merger, the OP Merger and the other transactions contemplated by the Merger Agreement (each of clauses (i), (ii), (iii) and (iv), a "COMPETING REIT TRANSACTION").

     (b) Until the Expiration Date, at every meeting of the holders of Company Common Units or Company L.P. Units called, and at every adjournment thereof, and on every action or approval by written consent of the holders of Company Common Units or Company L.P. Units, Holder (in its capacity as such) shall vote or cause its Company Units to be voted (i) in favor of approval of the Merger Agreement and the OP Merger, (ii) in favor of each of the other transactions contemplated by the Merger Agreement and (iii) in favor of any incidental matter reasonably determined by the Parent Entities to be necessary in order to facilitate consummation of the OP Merger; PROVIDED, HOWEVER, notwithstanding any other provision contained herein, any vote by Holder in accordance with this sentence shall not be effective unless and until the Company shall have obtained the Required Company Vote in connection with the approval and adoption of the Merger Agreement and the REIT Merger by the stockholders of the Company. At any meeting of the holders of Company Common Units, or at any adjournment thereof, or in any other circumstances upon which their vote, consent or other approval is sought, such Holder shall vote (or cause to be voted) the Company Units against (i) any Takeover Proposal or any action which is a component of any Takeover Proposal, (ii) any merger agreement or merger (other than the Merger Agreement, the OP Merger and the REIT Merger), reorganization, recapitalization, dissolution, liquidation or winding up of or by Company L.P., (iii) any amendment of the Company L.P. Partnership Agreement, which amendment would result in a breach of a representation, warranty or covenant of the Company or Company L.P. under the Merger Agreement or would in any manner prevent or materially impede, interfere with or delay the OP Merger, the REIT Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or (iv) any other matter that is inconsistent with the prompt consummation of the OP Merger, the REIT Merger and the other transactions contemplated by the Merger Agreement (each of clauses (i), (ii), (iii) and (iv), a "COMPETING OP TRANSACTION").

     SECTION 1.2. GRANT OF IRREVOCABLE PROXY WITH RESPECT TO COMPANY SHARES. (a) Holder hereby irrevocably (to the fullest extent permitted by law) appoints James M. Barkley and Stephen Sterrett, and each of them, as Holder's sole and exclusive attorneys and proxies, with full power of substitution and re-substitution, to vote the Company Shares and to exercise all voting, consent and similar rights of Holder with respect to the Company Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of stockholders of the Company and in every written consent in lieu of such meeting (i) in favor of approval of the Merger Agreement and the REIT Merger, (ii) in favor of each of the other transactions contemplated by the Merger Agreement, (iii) in favor of any incidental matter reasonably determined by the Parent Entities to be necessary in order to facilitate the REIT Merger and (iv) against any Competing REIT Transaction. It is understood and agreed that the attorneys and proxies named above may not exercise these voting rights on any other matter except as provided above. Except as set forth in this Agreement, Holder may vote the Company Shares on all other matters.

     (b) Upon Holder's execution of this Agreement, any and all prior proxies given by Holder with respect to any Company Shares are hereby revoked.

     (c) Holder hereby affirms that the proxy set forth in this Section 1.2 is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted in consideration of the Parent Entities entering into the Merger Agreement. Holder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of the MGCL.

     SECTION 1.3. GRANT OF IRREVOCABLE PROXY WITH RESPECT TO COMPANY UNITS. (a) Holder hereby irrevocably (to the fullest extent permitted by law) appoints James M. Barkley and Stephen Sterrett, and each of them, as Holder's sole and exclusive attorneys and proxies, with full power of substitution and re-substitution, to vote the Company Units and to exercise all voting, consent and similar rights of Holder with respect to the Company Units (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of the holders of Company Common Units and in every written consent in lieu of such meeting (i) in favor of approval of the Merger Agreement and the OP Merger, (ii) in favor of each of the other transactions contemplated by the Merger Agreement, (iii) in favor of any incidental matter reasonably determined by the Parent Entities to be necessary in order to facilitate the OP Merger and (iv) against any Competing OP Transaction. It is understood and agreed that the attorneys and proxies named above may not exercise these voting rights on any other matter except as provided above. Except as set forth in this Agreement, Holder may vote the Company Units on all other matters.

     (b) Upon Holder's execution of this Agreement, any and all prior proxies given by Holder with respect to any Company Units are hereby revoked.

     (c) Holder hereby affirms that the proxy set forth in this Section 1.3 is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted in consideration of the Parent Entities entering into the Merger Agreement. Holder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of the DRULPA.

     SECTION 1.4. TRANSFER OF COMPANY SHARES AND COMPANY UNITS.

     (a) TRANSFEREE OF COMPANY SHARES AND COMPANY UNITS TO BE BOUND BY THIS AGREEMENT. Holder agrees that, during the period from the date of this Agreement through the Expiration Date, other than by operation of Law as part of the REIT Merger or the OP Merger or in any offer to exchange Company Common Units for the OP Merger Consideration, Holder shall not cause or permit any Transfer (as defined below) of any of the Company Shares or Company Units to be effected without Parent's prior written consent to such Transfer and unless each Person to which any of such Company Shares or Company Units, or any interest in any of such Company Shares or Company Units, is or may be Transferred shall have: (a) executed a counterpart of this Agreement and (b) agreed in writing to hold such Company Shares or Company Units (or interest in such Company Shares or Company Units) subject to all of the terms and provisions of this Agreement; PROVIDED, HOWEVER, that Holder shall be entitled to Transfer Company Units (or any interest in such Company Units) to an immediate family member (or trust for the benefit of an immediate family member) or an Affiliate of such Holder if such family member, trust or Affiliate shall have (1) executed a counterpart of this Agreement and (2) agreed in writing to hold such Company Units (or interest in such Company Units) subject to all of the terms and provisions of this Agreement. A Person shall be deemed to have effected a "TRANSFER" of a security if such person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein.

     (b) TRANSFER OF VOTING RIGHTS. Holder agrees that, during the period from the date of this Agreement through the Expiration Date, Holder shall not deposit (or permit the deposit of) any Company Shares or Company Units in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Holder under this Agreement with respect to any of the Company Shares and Company Units.

     (c) CERTAIN PERMITTED CONVERSIONS. Notwithstanding anything to the contrary contained herein: (i) at any time from and after the date hereof and prior to Company L.P. obtaining the OP Merger Approval, Holder shall be entitled to convert its Company Common Units into Company Common Stock in accordance with the Company L.P. Partnership Agreement and the Company Organizational Documents; PROVIDED, HOWEVER, that Holder shall not be entitled to convert any Company Common Units into Company Common Stock that, if so converted, would, when combined with all other conversions of Company Common Units into Company Common Stock by any holder of Company Common Units during such period, result in Parent and Parent L.P. having secured the affirmative vote of less than 50.1% of the Company Common Units entitled to vote on the Merger Agreement and the OP Merger pursuant to this Agreement and the additional Voting Agreements entered into by Parent and Parent L.P. with the other Principal Company Limited Partners; and
(ii) at any time after Company L.P. shall have obtained the OP Merger Approval, Holder shall be entitled to convert its Company Common Units into Company Common Stock in accordance with the Company L.P. Partnership Agreement and the Company Organizational Documents. Any shares of Company Common Stock issued to Holder in accordance with this Section 1.4(c) shall be deemed to be Company Shares for the purpose of this Agreement from and after the date of such conversion and as a result such Holder shall be entitled to receive the REIT Merger Consideration in the REIT Merger (and not the OP Merger Consideration in the OP Merger) with respect to such shares of Company Common Stock so converted into Company Common Units.

     SECTION 1.5. NO INCONSISTENT ACTIONS BY HOLDER. While this Agreement is in effect, Holder shall not revoke or rescind, or purport to revoke or rescind, the proxies granted hereby or take any action inconsistent with the provisions of this Agreement.

     SECTION 1.6. ADDITIONAL DOCUMENTS. Holder (in its capacity as such) hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Parent, to carry out the intent of this Agreement.

     SECTION 1.7. CONSENT AND WAIVER. Holder (in its capacity as such) hereby gives any consents or waivers that are reasonably required for the consummation of the REIT Merger and/or the OP Merger under the terms of any agreements to which Holder is a party or pursuant to any rights Holder may have.

     SECTION 1.8. NO SOLICITATION. (a) Holder shall not, and shall use its reasonable best efforts to cause its Affiliates or Representatives not to, directly or indirectly (i) solicit, initiate, encourage or take any other action to facilitate (including by the furnishing of information) the submission of any inquiry, proposal or offer from any Person (other than Parent, Merger Sub or their Affiliates) relating to, or that could reasonably be expected to lead to, any Takeover Proposal, (ii) agree to, approve or recommend any Takeover Proposal or enter into any agreement with respect to any Takeover Proposal or (iii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Takeover Proposal; PROVIDED, HOWEVER, that the foregoing does not restrict any Holder that is a member of the Company Board or an officer of the Company from taking any actions in such capacity to the extent permitted by the Merger Agreement.

     (b) In addition to the obligations of Holder set forth in paragraph (a) of this Section 1.8, Holder shall notify Parent promptly (but in any event within 24 hours) after receipt or occurrence of (i) any Takeover Proposal, (ii) any request for information with respect to any Takeover Proposal, (iii) any inquiry, proposal, discussions or negotiation with respect to any Takeover Proposal and (iv) the material terms and conditions of any such Takeover Proposal, request for information, inquiry, proposal, discussion or negotiation and the identity of the Person making any such Takeover Proposal, request for information, inquiry or proposal or with whom discussions or negotiations are taking place. In the event Holder shall receive or become aware of any Takeover Proposal subsequent to the date hereof, Holder shall promptly keep Parent informed in all material respects of the status and details (including amendments or proposed amendments) of any such inquiry, request or Takeover Proposal.

                                   ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

     SECTION 2.1. REPRESENTATIONS AND WARRANTIES OF HOLDER. Holder hereby represents and warrants to the Parent Entities as follows:

     (a) DUE ORGANIZATION, AUTHORIZATION, ETC. Holder has all requisite legal capacity, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Holder. This Agreement has been duly executed and delivered by or on behalf of Holder and, assuming its due authorization, execution and delivery by the Parent Entities, constitutes a legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms.

     (b) NO CONFLICTS, REQUIRED FILINGS AND CONSENTS.

     (i) The execution and delivery of this Agreement by Holder does not, and the performance of this Agreement by Holder will not, (i) conflict with or violate any judgment, order, decree, statute, Law, ordinance, rule or regulation applicable to Holder or by which Holder or any of Holder's assets or properties is bound or affected or (ii) violate or conflict with any Contract to which Holder is a party or by which any of its assets or properties is bound.

     (ii) The execution and delivery of this Agreement by Holder does not, and the performance of this Agreement by Holder will not, require any consent, approval, order or authorization of, or registration, declaration or filing with, or permit from, any Governmental Entity.

     (iii) Except for this Agreement, there are no voting trusts or other agreements or understandings, including, without limitation, any proxies, in effect governing the voting of the Company Shares or the Company Units.

     (c) TITLE TO COMPANY SHARES AND COMPANY UNITS. Holder is the beneficial owner of the Company Common Stock and the Company Common Units set forth on the Holder's signature page hereto and holds sole and full voting rights with respect thereto other than as set forth in Sections 1.1, 1.2 and 1.3 hereof. Holder does not beneficially own any other shares of Company Common Stock or Company Common Units (or any other securities or interests in the Company or Company L.P.) No other Person has any voting rights with respect to the Company Common Stock or the Company Common Units. In addition, the Company Common Stock and the Company Common Units held by Holder are free and clear of any Encumbrances that would adversely affect the ability of Holder to carry out the terms of this Agreement.

     (d) RELIANCE ON INFORMATION. Holder understands and acknowledges that the Parent Entities are entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Holder.

     SECTION 2.2. REPRESENTATIONS AND WARRANTIES OF PARENT AND PARENT L.P. Parent and Parent L.P. hereby jointly and severally represent and warrant to Holder that: (i) each of Parent and Parent L.P. has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; (ii) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each of Parent and Parent L.P.; and (iii) this Agreement has been duly executed and delivered by or on behalf of each of Parent and Parent L.P. and, assuming its due authorization, execution and delivery by Holder, constitutes a legal, valid and binding obligation of each of each of Parent and Parent L.P., enforceable against each of Parent and Parent L.P. in accordance with its terms.

                                  ARTICLE III.

                                  MISCELLANEOUS

     SECTION 3.1. EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

     SECTION 3.2. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing (including facsimile transmission) and shall be given,

     (i)    IF TO THE PARENT ENTITIES TO:

            Simon Property Group, Inc.
            115 West Washington Street
            Indianapolis, IN 46204
            Attention:  James M. Barkley, Esq.
            Fax: (317) 685-7377

            WITH A CONCURRENT COPY TO:

            Willkie Farr & Gallagher LLP
            787 Seventh Avenue
            New York, NY  10019-6099
            Attention: Richard L. Posen, Esq.
            Fax:  (212) 728-8111

     (ii)   IF TO HOLDER TO:

            The address and fax number set forth on the Holder's signature page hereto

            WITH A CONCURRENT COPY TO:

            Stroock & Stroock & Lavan LLP
            180 Maiden Lane
            New York, New York 10038
            Attention:  Martin H. Neidell, Esq.
            Fax: (212) 806-7836

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All notices and other communications hereunder shall be in writing and shall be deemed duly given upon due receipt if delivered personally, by facsimile, by a recognized next-day courier service or by registered or certified mail, return receipt requested, postage prepaid.

     SECTION 3.3. INCORPORATION OF OTHER PROVISIONS. Sections 9.04, 9.05, 9.06, 9.07, 9.08, 9.09 and 9.10 of the Merger Agreement are hereby incorporated by reference and made a part of this Agreement, MUTATIS MUTANDIS, as if restated in full herein and without regard to whether the Merger Agreement remains in effect.

     SECTION 3.4. TERMINATION. Unless terminated earlier upon the written agreement of each of the parties hereto, this Agreement and the proxies provided herein shall terminate (the "EXPIRATION DATE") and be of no further force and effect, automatically and without any required action of the parties hereto, upon the earlier to occur of (i) the Effective Time or (ii) such date and time as the Merger Agreement shall have been validly terminated pursuant to Section
8.01 thereof; PROVIDED that no such termination shall relieve any party of liability for a breach hereof prior to termination. Notwithstanding the foregoing, Section 3.1 hereof shall survive the Expiration Date in accordance with its terms.

     SECTION 3.5. AMENDMENT. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, Parent and Parent L.P. have caused this Agreement to be executed by their respective officers thereunto duly authorized and Holder has caused this Agreement to be duly executed by an authorized signatory, all as of the date first written above.

                                       SIMON PROPERTY GROUP, INC.



                                       By:  /S/ STEPHEN E. STERRETT
                                            Name: Stephen E. Sterret
                                            Title: Executive Vice President
                                                   and Chief Financial Officer



                                       SIMON PROPERTY GROUP, L.P.

                                       By:   SIMON PROPERTY GROUP, INC.,
                                                its General Partner


                                       By:  /S/ STEPHEN E. STERRETT
                                            Name: Stephen E. Sterrett
                                            Title: Executive Vice President
                                                   and Chief Financial Officer

     [PARENT AND PARENT L.P. SIGNATURE PAGE; HOLDER SIGNATURE PAGE FOLLOWS]

                                       HOLDER



                                       By:  /S/ BARRY M. GINSBURG
                                            Name: Barry M. Ginsburg


Dated: June 20, 2004

                                       Print Name of Holder: BARRY M. GINSBURG

                                       Address of Holder:

                                       88 GOOD HILL ROAD, P.O. BOX 170

                                       ROXBURY, CT 06783

                                       fax: _______________

                                       Company Shares beneficially owned:

                                       0 shares of Company Common Stock

                                       0 shares of Company Common Stock issuable
                                         upon exercise of outstanding options

                                       Company Units beneficially owned:

                                       331,958 Company Common Units


                             [HOLDER SIGNATURE PAGE]


                                       HOLDER
                                       MERLE Z. GROSS-GINSBURG 1993 FAMILY TRUST



                                       By: /S/ BARRY M. GINSBURG
                                            Name: Barry M. Ginsburg


Dated: June 20, 2004

                                       Print Name of Holder: MERLE Z.
                                                             GROSS-GINSBURG 1993
                                                             FAMILY TRUST

                                       Address of Holder:

                                       88 GOOD HILL ROAD, P.O. BOX 170

                                       ROXBURY, CT 06783

                                       fax: _______________

                                       Company Shares beneficially owned:

                                       0 shares of Company Common Stock

                                       0 shares of Company Common Stock issuable upon exercise of outstanding options

                                       Company Units beneficially owned:

                                       20,488 Company Common Units



                             [HOLDER SIGNATURE PAGE]


                                       HOLDER



                                       By: /S/ WILLIAM D. BLOOM
                                            Name: William D. Bloom


Dated: June 20, 2004

                                       Print Name of Holder: WILLIAM D. BLOOM

                                       Address of Holder:

                                       79 HATHAWAY DRIVE

                                       ESSEX FALLS, NY 07021

                                       fax: _______________

                                       Company Shares beneficially owned:

                                       64,396 shares of Company Common Stock

                                       273,646 shares of Company Common Stock
                                       issuable upon exercise of outstanding
                                       options

                                       Company Units beneficially owned:

                                       57,192 Company Common Units


                             [HOLDER SIGNATURE PAGE]


                                       HOLDER
                                       LAURA I. KALTENBACHER TRUST



                                       By: /S/ PHILIP D. KALTENBACHER
                                           Name: Philip D. Kaltenbacher, Trustee


Dated: June 20, 2004

                                       Print Name of Holder: LAURA I.
                                       KALTENBACHER TRUST

                                       Address of Holder:

                                       C/O SETON COMPANY

                                       101 EISENHOWER PARKWAY

                                       ROSELAND, NJ 07068

                                       fax: _______________

                                       Company Shares beneficially owned:

                                       0 shares of Company Common Stock

                                       0 shares of Company Common Stock issuable upon exercise of outstanding options

                                       Company Units beneficially owned:

                                       185,930 Company Common Units



                             [HOLDER SIGNATURE PAGE]



                                       HOLDER



                                       By: /S/ LESLIE T. CHAO
                                           Name: Leslie T. Chao


Dated: June 20, 2004

                                       Print Name of Holder: LESLIE T. CHAO

                                       Address of Holder:

                                       207 EAST 62ND STREET

                                       NEW YORK, NY 10021

                                       fax: _______________

                                       Company Shares beneficially owned:

                                       50,780 shares of Company Common Stock

                                       350,000 shares of Company Common Stock
                                       issuable upon exercise of outstanding
                                       options

                                       Company Units beneficially owned:

                                       153,256 Company Common Units


                             [HOLDER SIGNATURE PAGE]


                                       HOLDER



                                       By: /S/ PHILIP D. KALTENBACHER
                                           Name: Philip D. Kaltenbacher


Dated: June 20, 2004

                                       Print Name of Holder: PHILIP D.
                                       KALTENBACHER

                                       Address of Holder:

                                       C/O SETON COMPANY

                                       101 EISENHOWER PARKWAY

                                       ROSELAND, NJ 07068

                                       fax: _______________

                                       Company Shares beneficially owned:

                                       0 shares of Company Common Stock

                                       0 shares of Company Common Stock issuable upon exercise of outstanding options

                                       Company Units beneficially owned:

                                       377,376 Company Common Units


                             [HOLDER SIGNATURE PAGE]



                                       HOLDER
                                       WOODBURY FAMILY ASSOCIATES, L.P.


                                       By: /S/ DAVID C. BLOOM
                                           Name: David C. Bloom, General Partner


Dated: June 20, 2004

                                       Print Name of Holder: WOODBURY FAMILY
                                       ASSOCIATES, L.P.

                                       Address of Holder:

                                       103 EISENHOWER PARKWAY

                                       ROSELAND, NJ 07068

                                       fax: _______________

                                       Company Shares beneficially owned:

                                       0 shares of Company Common Stock

                                       0 shares of Company Common Stock issuable upon exercise of outstanding options

                                       Company Units beneficially owned:

                                       2,872,202 Company Common Units



                             [HOLDER SIGNATURE PAGE]


                                       HOLDER
                                       CHARLES E. BLOOM



                                       By: /S/ DAVID C. BLOOM
                                          Name: David C. Bloom, Attorney In Fact


Dated: June 20, 2004

                                       Print Name of Holder: CHARLES E. BLOOM

                                       Address of Holder:

                                       C/O DAVID BLOOM

                                       103 EISENHOWER PARKWAY

                                       ROSELAND, NJ 07068

                                       fax: _______________

                                       Company Shares beneficially owned:

                                       0 shares of Company Common Stock

                                       0 shares of Company Common Stock issuable upon exercise of outstanding options

                                       Company Units beneficially owned:

                                       1,246,736 Company Common Units



                             [HOLDER SIGNATURE PAGE]



                                       HOLDER



                                       By: /S/ DAVID C. BLOOM
                                           Name: David C. Bloom


Dated: June 20, 2004

                                       Print Name of Holder: DAVID C. BLOOM

                                       Address of Holder:

                                       150 COLUMBUS AVENUE, PH 3B

                                       NEW YORK, NY 10023

                                       fax: _______________

                                       Company Shares beneficially owned:

                                       171,616 shares of Company Common Stock

                                       778,384 shares of Company Common Stock
                                       issuable upon exercise of outstanding
                                       options

                                       Company Units beneficially owned:

                                       220,898 Company Common Units


                             [HOLDER SIGNATURE PAGE]




                                       HOLDER
                                       GAIL E. KUTZ TRUST



                                       By: /S/ PHILIP D. KALTENBACHER
                                           Name: Philip D. Kaltenbacher, Trustee


Dated: June 20, 2004

                                       Print Name of Holder: GAIL E. KUTZ TRUST

                                       Address of Holder:

                                       C/O SETON COMPANY

                                       101 EISENHOWER PARKWAY

                                       ROSELAND, NJ 07068

                                       fax: _______________

                                       Company Shares beneficially owned:

                                       0 shares of Company Common Stock

                                       0 shares of Company Common Stock issuable upon exercise of outstanding options

                                       Company Units beneficially owned:

                                       185,932 Company Common Units



                             [HOLDER SIGNATURE PAGE]